Common Equity Units	12 Months Ended
Dec. 31, 2015
Temporary Equity Disclosure [Abstract]
Common Equity Units [Text Block]
15. Common Equity Units
In connection with the financing of the acquisition of ALICO in November 2010, MetLife, Inc. issued to AM Holdings 40.0 million common equity units with an aggregate stated amount at issuance of $3.0 billion and an estimated fair value of $3.2 billion. Each common equity unit had an initial stated amount of $75 per unit and initially consisted of: (i) three purchase contracts (the Series C Purchase Contracts, the Series D Purchase Contracts and the Series E Purchase Contracts and, together, the “Purchase Contracts”), obligating the holder to purchase, on a subsequent settlement date, a variable number of shares of MetLife, Inc. common stock, par value $0.01 per share, for a purchase price of $25 ($75 in the aggregate); and (ii) a 1/40 undivided beneficial ownership interest in each of three series of Debt Securities issued by MetLife, Inc., each series of Debt Securities having an aggregate principal amount of $1.0 billion. On March 8, 2011, AM Holdings sold, in a public offering, all the common equity units it received as consideration from MetLife in connection with the acquisition of ALICO.
As discussed in Note 12, in October 2014, September 2013 and October 2012, MetLife, Inc. closed the successful remarketings of senior debt securities underlying the common equity units. Most holders of the common equity units used the remarketing proceeds to settle their payment obligations under the applicable Purchase Contracts. The subsequent settlement of the Purchase Contracts provided proceeds to MetLife, Inc. of $1.0 billion in each of October 2014, September 2013 and October 2012 in exchange for shares of MetLife, Inc.’s common stock. See Note 16.